Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets
  5.  Goodwill and Other Intangible Assets
As discussed in Note 4, Mergers and Acquisitions, the Company completed its acquisition of The Wilton Bank during the fourth quarter of 2013. In accordance with applicable accounting guidance, the amount paid is allocated to the fair value of the net assets acquired, with any excess amounts recorded as goodwill. If the fair value of the net assets is greater than the amount paid, the excess amount is recorded to noninterest income as a gain on the purchase.
The Company recorded a gain of $1.3 million in conjunction with the acquisition, the amount that the net assets exceeded the amount paid. Therefore, there is no goodwill as of December 31, 2013 as a result of this acquisition. An other intangible asset of $499 thousand was recorded, representing the economic value of the acquired core deposit base.
The following is a summary of other intangible assets at December 31, 2013:

	Gross Intangible Asset	Accumulated Amortization	Net Intangible Asset
	(In thousands)
December 31, 2013
Core deposit intangible	$499	$18	$481

The core deposit intangible asset is being amortized over 9.3 years on double declining balance method. Amortization expense for the year ended December 31, 2013 was $18 thousand.